UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2020

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52883 (Commission File Number)	20-4456503 (IRS Employer Identification No.)

P.O. Box 4502

Boise, ID 83711

(Address of principal executive office) (Zip Code)

(904) 824-3133

(Registrants’ telephone number, including area code)

701 Market Street, Suite 113

St. Augustine, FL 32095

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       As previously announced, Creative Learning Corp. (the “Company”) entered into an agreement with Christopher Rego and Rod Whiton on February 5, 2020, which provided in part that Messrs. Rego and Whiton would be appointed to the board of directors of the Company, and further that Mr. Rego would become the chief executive officer at the earlier of March 31, 2020 or when the Company files its Form 10-K for the year ended September 30, 2019 and its Form 10-Q for the period ended December 31, 2019. Upon Mr. Rego’s appointment as chief executive officer, Mr. Mitchell will become the president of the Company. By mutual agreement between the Company and Mr. Rego, Mr. Rego has agreed that he will not become the chief executive officer until the earlier to occur May 1, 2020 or when the Company files its Form 10-K for the year ended September 30, 2019 and its Form 10-Q for the period ended December 31, 2019. The Company current expects to file its Form 10-K for fiscal 2019 this week and its Form 10-Q for the period ended December 31, 2019 within two to three weeks. The Company and Mr. Rego have not determined his compensation for serving as an officer of BFK Franchise Company, LLC or the Company.

Section 8 – Other Events

Item 8.01 Other Events

On April 1, 2020, the Company’s board resolved to change the date of the Company’s annual meeting of shareholders to May 19, 2020, at 3:00 p.m. local time, Boise, Idaho. The new record date for the annual meeting is April 1, 2020. In addition, in response to the Covid-19 pandemic, including the institution of widespread travel restrictions and “stay in place” orders, the Company’s board has resolved to make the annual meeting a virtual, electronic meeting. The proxy materials for the annual meeting will contain information to enable shareholders to participate in the annual meeting by phone or internet. Shareholders will not be permitted to attend the meeting in person.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE LEARNING CORPORATION

Dated: April 1, 2020	By:	/s/ Bart Mitchell
	Name:	Bart Mitchell
	Title:	Chief Executive Officer

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